Exhibit 3.2.1

FORM NO. 7a
BERMUDA
Registration No. 42353
CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL
THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of
Athene Holding Ltd.
was delivered to the Registrar of Companies on the 18th day of March 2014 m accordance with section 45(3) of the Companies Act 1981 (“the Act”).
Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
March 2014
for Acting Registrar of Companies
Capital prior to increase:
US$
500,000.00
Amount of increase:
US$
427,109.56
Present Capital:
US$
927,109.56

FORM NO. 7a Registration No. 42353
BERMUDA
CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL
THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of
Athene Holding Ltd.
was delivered to the Registrar of Companies on the 15th day of October 2012 in accordance with section 45(3) of the Companies Act 1981 (“the Act”).
Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
16th day of October 2012
For Registrar of Companies
Capital prior to increase: US$ 94,021.70
Amount of increase: US$ 405,978.30
Present Capital: US$ 500,000.00

FORM NO. 7a Registration No. 42353
BERMUDA
CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL
THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of
Athene Holding Ltd.
was delivered to the Registrar of Companies on the 28th day of October 2011 m
accordance with section 45(3) of the Companies Act 1981 (“the Act”).
Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
1st day of November 2011
for Acting Registrar of Companies
Capital prior to increase: US$
57,470.04
Amount of increase:
US$
36,551.66
Present Capital:
US$
94,021.70

FORM NO. 7a Registration No. 42353
BERMUDA
CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL
THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of
Athene Holding Ltd.
was delivered to the Registrar of Companies on the 13th day of July 2011 in accordance with section 45(3) of the Companies Act 1981 (“the Act”).
Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
20th day of July 2011
for Registrar of Companies
Capital prior to increase:
US$
47,398.16
Amount of increase:
US$
10,071.88
Present Capital:
US$
57,470.04

FORM NO. 7a Registration No. 42353
BERMUDA
CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL
THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of
Athene Holding Ltd.
was delivered to the Registrar of Companies on the 17th day of May 2010 m accordance with section 45(3) of the Companies Act 1981 (“the Act”).
Capital prior to increase: US$ 47,397.06
Amount of increase: US$ 1.10
Present Capital: US$ 47,398.16
Given under my hand and Seal of the
REGISTRAR OF COMPANIES this

FORM NO. 7a Registration No. 42353
BERMUDA
CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL
THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of
Athene Holding Ltd.
was. delivered to the Registrar of Companies on the 16”d day of July 2009 m accordance with section 45(3) of the Companies Act 1981 (“the Act”).
Given under my hand and Seal of the
REGISTRAR OF COMPANIES this
Capital prior to increase: US$ 1.00
Amount of increase:
US$
47,396.06
Present Capital:
US$
47,397.06